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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 --------------

                                   F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 22, 2001



                         Morton's Restaurant Group, Inc.
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             (Exact name of registrant as specified in its charter)




                                    Delaware
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                 (State or other jurisdiction of incorporation)



           1-12692                               13-3490149
  ----------------------------------------------------------------------
   (Commission File Number)            (IRS Employer Identification No.)


                             3333 New Hyde Park Road
                          New Hyde Park, New York 11042
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              (Address of principal executive offices and zip code)


                                 (516) 627-1515
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              (Registrant's telephone number, including area code)


                                       N/A
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events

          On March 22, 2001, the Registrant amended and restated its Rights Agreement originally adopted on December 15, 1994 (the "Rights Agreement") between the Registrant (then known as Quantum Restaurant Group, Inc.) and Equiserve Trust Company (then known as The First National Bank of Boston), as Rights Agent. The amendments, among other things, removed provisions that required certain directors' consent in order to redeem the Rights Agreement and to take certain other actions. A copy of the Amended and Restated Rights Agreement is included as Exhibit 4.1 to this report and is incorporated herein by reference. This description of the changes to the Rights Agreement does not purport to be complete, and is qualified in its entirety by reference to the Amended and Restated Rights Agreement.

Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of businesses acquired

              Not applicable.

         (b)  Pro forma financial information

              Not applicable.

         (c)  Exhibits

              Exhibit 4.1 Amended and Restated Rights Agreement, dated as of March 22, 2001, between Morton's Restaurant
                           Group, Inc. and Equiserve Trust Company, as
                           Rights Agent.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Morton's Restaurant Group, Inc.



Date:  March 22, 2001             By:   /s/  Thomas J. Baldwin
                                        --------------------------------
                                        Thomas J. Baldwin
                                        Executive Vice President
                                        and Chief Financial Officer



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                                INDEX TO EXHIBITS

  EXHIBIT
    NO.                                  DESCRIPTION
  -------                                -----------
    4.1 Amended and Restated Rights Agreement, dated as of March 22, 2001, between Morton's Restaurant Group, Inc. and Equiserve Trust Company, as Rights Agent.